                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  6
Glossary of Terms................................  7
Performance Results..............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 20
Statement of Operations.......................... 21
Statement of Changes in Net Assets............... 22
Financial Highlights............................. 23
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 29
Dividend Reinvestment Plan....................... 30

VGM ANR 12/98

                             LETTER TO SHAREHOLDERS

November 20, 1998

Dear Shareholder,

    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment
history, unprecedented growth in mutual
fund investing, and a surge in personal              [PHOTO]
retirement planning. The coming
millennium promises to hold even more
challenges and opportunities.
    To lead us into this new era of       DENNIS J. MCDONNELL AND DON G. POWELL
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your Trust and joins Dennis McDonnell in addressing shareholders in future reports. (See Don Powell's farewell to shareholders on page 6.)

ECONOMIC OVERVIEW
    After two years of solid gains, the U.S. economy began to lose some of its luster during the reporting period. No longer immune to the global economic turmoil, the economy retreated from a 5.5 percent annual growth rate in the first quarter to a tepid 1.8 percent in the second quarter (as measured by gross domestic product). By the third quarter, however, growth rebounded to a 3.3 percent annual rate.
    A strong dollar was largely responsible for moderating economic growth. As the Asian financial crisis worsened and spread to other regions, foreign investors amassed dollar-denominated U.S. Treasury bonds. These purchases sent the dollar sharply higher, which increased the price of U.S. exports and slashed the price of imports--resulting in reduced demand for U.S. goods and services abroad. In light of the reduced demand and global economic problems, corporate earnings fell, business investment declined, and stock prices plummeted. By the end of August, the Dow Jones Industrial Average was down 19 percent from its record high, set in mid-July. Although the stock market has since recovered much of its losses, consumer confidence has declined and growth in consumer spending has slowed.
    Concerns about further economic deterioration, weakness in the stock market, and a potential credit crunch prompted the Federal Reserve Board to cut short-term interest rates

                                                            Continued on page 2

0.25 percent in late September. It was the first rate cut in almost three years and was followed by additional cuts of 0.25 percent in October and November. Despite these rate cuts, the Fed took care to note that inflation was well contained.

MARKET OVERVIEW
    The volatility in overseas markets and U.S. stocks was a boon to bonds. Foreign investors bought U.S. Treasury bonds in an attempt to escape the global turmoil, while domestic investors purchased them to avoid further losses in U.S. stocks. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices soared.
    The Fed rate cuts propelled bond prices even higher. Following the Fed's first rate cut, the yield on the 30-year Treasury bond, which moves in the opposite direction of its price, dropped to a record low of 4.72 percent on October 5. However, subsequent sales of Treasuries by Asian and institutional investors dampened the rally. As of October 31, the 30-year Treasury bond had a
5.15 percent yield, down 1 percent from a year ago.
    Municipal bond prices followed Treasuries higher, but, as usual, they didn't gain nearly as much in price. The yield on a typical AAA-rated general obligation municipal bond fell only 32 basis points to 4.80 percent as of October 31, from 5.12 percent a year earlier. Earlier in October, municipal bond yields topped comparable Treasury bond yields, which is a rare event. Municipal bonds generally yield less than Treasury securities because their interest payments are exempt from federal and sometimes state and local income taxes.
    During the past year, municipal bonds were burdened by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $230.9 billion worth of long-term bonds during the first 10 months of the year--34 percent more than they had issued during the same period last year. Approximately 44 percent of the new issues were refinancings of older, higher-yielding bonds. However, new issuance slowed recently as the number of bonds eligible for refinancing shrank.
    Despite an abundant supply, many investors were reluctant to purchase municipal bonds because of their generally low yields. Compounding the situation was the abundance of insured issues, which accounted for almost 60 percent of the new supply. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding bonds and narrowed the yield spread between higher- and lower-rated bonds. (The insurance relates to the timely payment of principal and interest, when due, on the bonds. The insurance does not protect the bonds from market risk.)

                                                            Continued on page 3

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
  As of October 31, 1998

AAA...............   51.7%
AA................   10.0%
A.................   12.9%
BBB...............   23.0%
BB................    0.2%
Non-Rated.........    2.2%

*As a Percentage of Long-Term Investments
 Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We maintained a mix of higher-quality and lower-quality bonds to moderate the portfolio's volatility. Slightly more than 51 percent of the Trust's long-term investments were in AAA-rated insured securities, while nearly all of the remainder of the portfolio was divided among the classes of investment-grade bonds (rated BBB- or above). Higher-quality bonds generally have performed better than lower-rated securities during times of declining interest rates, which was the environment we experienced during most of the reporting period. Lower-quality securities, meanwhile, generally outperform when interest rates are rising, and the bonds usually pay higher yields.
    During the reporting period, the yield spread between higher-quality and lower-quality bonds was not significant enough to compensate the investor for the additional credit risk associated with the lower-rated securities. As a result, we upgraded the quality of the portfolio by replacing some BBB-rated bonds with securities rated A and higher.
    In general, we did not attempt to acquire many new bonds because current market yields were below the average yields of most bonds in the Trust. The purchases we did make--including some zero-coupon bonds, which are purchased at deep discounts and are particularly sensitive to changing interest rates--were intended primarily to extend the Trust's duration. The Trust's duration had been declining as bonds were prerefunded, or became priced to their first call date rather than maturity. Other actions we took to increase the Trust's duration included selling some prerefunded bonds and purchasing some noncallable bonds.
    Because of record issuance for much of the reporting period, there was a substantial supply of new securities from which to choose. Consequently, we had little trouble finding replacement bonds when needed. Since the yields of these bonds were lower than those of the bonds that were replaced, the Trust's income obtained from coupon payments was reduced during the reporting period.
    Early in the period we favored bonds issued by high-tax states such as California and New York. These so-called "specialty state" bonds tend to benefit from strong in-state

                                                            Continued on page 4
demand because of their relatively high after-tax yields. We bought fewer of these bonds in recent months, however, because they became relatively expensive compared to their counterparts in other states. We financed new purchases with sales of bonds that had already appreciated in value, including housing bonds, which can be easily called when interest rates are low. Our research analysts were instrumental in determining which housing bonds they believed were most vulnerable to being called.
    As of October 31, 1998, the duration of the trust was 6.65 years, compared with 7.72 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

               TOP FIVE PORTFOLIO SECTORS AS OF OCTOBER 31, 1998*

                    General Purpose................... 17.3%
                    Industrial Revenue................ 16.6%
                    Health Care....................... 13.5%
                    Single-Family Housing.............  8.7%
                    Transportation....................  6.9%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1998, the Trust generated a total return of 12.40 percent.(1) This reflects a gain in market price per common share from $16.125 on October 31, 1997, to $17.000 on October 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.82 percent,(3) based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.09 percent(4) on a taxable investment (for investors in the 36 percent federal income tax bracket). Please refer to the chart on page 9 for additional performance numbers.

                                                            Continued on page 5

                          [DISTRIBUTION HISTORY GRAPH]

Twelve-Month Distribution History
For The Period Ended October 31, 1998



                                    Distribution per Common Share
                                      Dividends         Capital Gains
Nov 1997 ........................    $ 0.0850
Dec 1997 ........................      0.0850           $ 0.0607
Jan 1998 ........................      0.0850
Feb 1998 ........................      0.0850
Mar 1998 ........................      0.0850
Apr 1998 ........................      0.0825
May 1998 ........................      0.0825
Jun 1998 ........................      0.0825
Jul 1998 ........................      0.0825
Aug 1998 ........................      0.0825
Sep 1998 ........................      0.0825
Oct 1998 ........................      0.0825


The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up.
    Looking ahead into next year, we see the potential for stronger economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed rate cuts if the economy resumes its slowdown.
    Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to the goal of providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 9

                          A FAREWELL FROM THE CHAIRMAN

                        -------------- - --------------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]
Don G. Powell



                        -------------- - --------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations are expected to perform better in rising rate environments, while funds with longer durations are expected to perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1998

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
                           (NYSE TICKER SYMBOL--VGM)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)...........    12.40%
One-year total return based on NAV(2)....................     8.39%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     5.82%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.09%

 SHARE VALUATIONS

Net asset value..........................................  $  17.64
Closing common stock price...............................  $17.0000
One-year high common stock price (10/06/98)..............  $17.5625
One-year low common stock price (04/28/98)...............  $15.3125
Preferred share (Series A) rate(5).......................    3.420%
Preferred share (Series B) rate(5).......................    3.350%
Preferred share (Series C) rate(5).......................    3.350%
Preferred share (Series D) rate(5).......................    3.330%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.9%
          ALABAMA  3.4%
$ 6,500   Birmingham, AL North Med Clinic Brd Rev Ser A
          Carraway Methodist Hosp (Prerefunded @
          01/01/01)........................................   7.500%   07/01/15  $  7,124,910
  8,600   Birmingham, AL North Med Clinic Brd Rev Ser B
          Carraway Methodist Hosp (Prerefunded @
          01/01/01)........................................   8.000    07/01/15     9,515,556
  4,000   Courtland, AL Indl Dev Brd Solid Waste Disp Rev
          Champion Intl Corp Proj..........................   7.750    01/01/20     4,201,600
  4,250   Courtland, AL Indl Dev Brd Solid Waste Disp Rev
          Champion Intl Corp Proj Ser A....................   6.500    09/01/25     4,590,722
                                                                                 ------------
                                                                                   25,432,788
                                                                                 ------------
          ARIZONA  0.1%
  1,000   Maricopa Cnty, AZ Unified Sch Dist No 80 Chandler
          Rfdg (MBIA Insd).................................   4.700    07/01/12     1,022,760
                                                                                 ------------
          ARKANSAS  1.8%
 12,500   Blytheville, AR Solid Waste Recycling & Swr
          Treatment Rev Nucor Corp Proj....................   6.900    12/01/21    13,538,125
                                                                                 ------------
          CALIFORNIA  6.2%
  1,300   Anaheim, CA Pub Fin Auth Lease Rev Pub Impt Proj
          Ser C (FSA Insd).................................   6.000    09/01/16     1,496,989
    670   California Edl Fac Auth Rev Univ of La Verne.....   5.600    04/01/00       684,908
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMBAC Insd) (b).............   6.000    07/01/27     2,151,600
  5,000   Desert Hosp Dist CA Hosp Rev Com Partn
          (Prerefunded @ 07/23/02) (FSA Insd)..............   6.392    07/28/20     5,545,550
 25,750   Foothill/Eastern Corridor Agy CA Toll Rd Rev Sr
          Lien Ser A.......................................       *    01/01/23     7,204,592
  1,800   Los Angeles Cnty, CA Metro Trans Auth Sales Tax
          Rev (FSA Insd) (a)...............................   5.250    07/01/09     1,930,446
 13,765   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)............................................   6.000    07/01/06    15,649,703
  2,000   Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA
          Insd)............................................   6.000    06/01/09     2,311,520
  2,000   Pajaro Vly, CA Unified Sch Dist Ctfs Partn Sch
          Fac Brdg Fdg Pgm (FSA Insd)......................   5.850    09/01/32     2,183,060
  7,080   San Joaquin Hills, CA Tran Toll Cap Apprec Ser A
          Rfdg (MBIA Insd).................................       *    01/15/26     1,791,523
  2,000   Santa Clara Cnty, CA Fin Auth Lease Rev Multi
          Facs Projs Ser B (AMBAC Insd) (a)................   5.500    05/15/08     2,104,400
    625   South Whittier, CA Elem Sch Dist Cap Apprec Ser A
          (FGIC Insd)......................................       *    08/01/14       294,469
    445   South Whittier, CA Elem Sch Dist Cap Apprec Ser A
          (FGIC Insd)......................................       *    08/01/17       175,455
  2,000   Southern CA Pub Pwr Auth (FSA Insd)..............   6.000    07/01/12     2,165,080
                                                                                 ------------
                                                                                   45,689,295
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          COLORADO  4.2%
$ 1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)........   6.950%   08/31/20  $  1,200,150
  1,000   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B1...............................................   7.650    11/01/26     1,149,020
  2,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          B2...............................................   7.450    11/01/27     2,884,675
  6,395   Denver, CO City & Cnty Arpt Rev Ser A............   8.500    11/15/23     7,031,047
  3,675   Denver, CO City & Cnty Arpt Rev Ser A............   8.750    11/15/23     4,190,308
  7,230   Denver, CO City & Cnty Arpt Rev Ser A............   8.000    11/15/25     7,864,288
  1,325   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).........................   8.750    11/15/23     1,541,161
  1,685   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (LOC: Meridian Assoc East)...   7.000    12/01/00     1,790,582
  3,250   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (LOC: Meridian Assoc East)...   7.500    12/01/11     3,568,500
                                                                                 ------------
                                                                                   31,219,731
                                                                                 ------------
          CONNECTICUT  0.3%
  2,000   Connecticut St Dev Auth Wtr Fac Rev Brdgeport
          Hydraulic........................................   6.150    04/01/35     2,183,500
                                                                                 ------------
          DISTRICT OF COLUMBIA  0.2%
  1,600   District of Columbia Ser E (FSA Insd)............   6.000    06/01/13     1,757,008
                                                                                 ------------
          FLORIDA  2.1%
  1,000   Broward Cnty, FL Hsg Fin Auth Multi-Family Hsg
          Rev Pompano Oaks Apts Proj Rfdg (GNMA Insd)......   6.000    12/01/27     1,067,810
 16,490   Dade Cnty, FL Spl Oblig Cap Apprec Ser B Rfdg
          (Prerefunded @ 10/01/08) (AMBAC Insd)............       *    10/01/26     3,590,368
  1,400   Florida St Dept Corrections Ctfs Partn Okeechobee
          Correctional (AMBAC Insd)........................   6.250    03/01/15     1,569,218
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000    05/01/22     1,152,970
  2,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj Ser A Rfdg..........   7.875    12/15/25     2,312,880
  2,300   Orange Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
          Insd)............................................   5.375    08/01/17     2,395,496
  3,465   Reedy Creek Impt Dist FL Ser C (AMBAC Insd)......   4.750    06/01/15     3,462,886
                                                                                 ------------
                                                                                   15,551,628
                                                                                 ------------
          GEORGIA  1.9%
  3,150   Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co
          Plant Vogtle Proj (MBIA Insd)....................   6.350    05/01/19     3,259,147
  1,500   George L Smith II GA World Congress Cent Auth Rev
          Domed Stadium Proj Rfdg (MBIA Insd) (a)..........   5.500    07/01/20     1,496,310
  5,900   Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
          Insd)............................................   6.500    01/01/17     7,030,558
  2,000   Municipal Elec Auth GA Proj One Sub Ser A (MBIA
          Insd)............................................   5.250    01/01/15     2,103,740
                                                                                 ------------
                                                                                   13,889,755
                                                                                 ------------
          HAWAII  0.9%
  6,000   Hawaii St Arpt Sys Rev Ser 2 (MBIA Insd) (b).....   6.750    07/01/21     6,505,380
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          ILLINOIS  10.1%
$ 2,000   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC
          Insd)............................................   5.750%   12/01/20  $  2,166,620
  4,865   Chicago, IL Cap Apprec (Prerefunded @ 07/01/05)
          (AMBAC Insd).....................................       *    07/01/16     1,845,343
  1,600   Chicago, IL Cent Pub Lib Ser A (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.650    01/01/05     1,779,840
  1,800   Chicago, IL Cent Pub Lib Ser A (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.700    01/01/06     2,005,182
  1,600   Chicago, IL Cent Pub Lib Ser B (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.650    01/01/05     1,779,840
  1,400   Chicago, IL Cent Pub Lib Ser C (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.650    01/01/05     1,557,360
  1,500   Chicago, IL Cent Pub Lib Ser C (Prerefunded @
          04/01/02) (AMBAC Insd)...........................   6.700    01/01/06     1,670,985
  7,000   Chicago, IL O'Hare Intl Arpt Rev Genl Arpt Second
          Lien Ser A Rfdg (MBIA Insd) (b)..................   6.375    01/01/12     7,832,230
 13,645   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc........................................   8.500    05/01/18    14,639,311
  3,525   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A...........................   8.850    05/01/18     3,902,915
  4,505   East Peoria, IL Ser C Rfdg.......................   7.000    05/01/17     5,031,094
  3,285   Illinois Dev Fin Auth Rev Presbyterian Home Lake
          Proj Ser B.......................................   6.300    09/01/22     3,672,762
  2,000   Illinois Edl Fac Auth Rev Lewis Univ.............   6.100    10/01/16     2,129,240
  2,000   Illinois Hlth Fac Auth Rev Edward Hosp Assn Proj
          (Prerefunded @ 02/15/02).........................   7.000    02/15/12     2,235,420
  1,900   Illinois Hlth Fac Auth Rev Evangelical Hosps Ser
          C (FSA Insd).....................................   6.750    04/15/17     2,207,059
  1,000   Illinois Hlth Fac Auth Rev Highland Park Hosp
          Proj Ser A (MBIA Insd)...........................   5.750    10/01/17     1,081,290
  1,000   Illinois Hlth Fac Auth Rev Midwest Physician Grp
          Ltd Rfdg.........................................   5.500    11/15/19       988,310
  2,000   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg.............................................   6.000    11/15/10     2,186,120
  2,400   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln
          Hlth Cent (Prerefunded @ 05/15/02) (b)...........   7.250    05/15/22     2,721,192
  2,275   Illinois Hlth Fac Auth Rev South Suburban Hosp...   7.000    02/15/18     2,798,614
  1,475   Illinois Hlth Fac Auth Rev South Suburban Hosp
          (Prerefunded @ 02/15/02).........................   7.000    02/15/18     1,646,675
  3,185   Illinois Hsg Dev Auth Multi-Family Hsg Ser C.....   7.400    07/01/23     3,356,385
  8,845   Metropolitan Pier & Expo Auth IL Dedicated St Tax
          Rev McCormick Pl Expansion Ser A (FGIC Insd).....       *    06/15/16     3,659,796
  1,105   Saint Clair Cnty, IL Pub Bldg Comm Bldg Rev Cap
          Apprec Ser B (FGIC Insd).........................       *    12/01/15       473,647
  1,400   Southern IL Univ Rev Hsg & Aux Fac Ser A Rfdg....   6.750    04/01/12     1,545,110
                                                                                 ------------
                                                                                   74,912,340
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          INDIANA  0.7%
$ 4,500   Indianapolis, IN Arpt Auth Rev Spl Fac Federal
          Express Corp Proj................................   7.100%   01/15/17  $  5,024,565
  1,000   Marion Cnty, IN Convention & Rec Fac Auth Excise
          Tax Rev (MBIA Insd)..............................       *    06/01/14       466,680
                                                                                 ------------
                                                                                    5,491,245
                                                                                 ------------
          IOWA  0.6%
  1,865   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts
          Proj A Rfdg (GNMA Collateralized)................   6.150    05/01/32     1,982,160
  2,375   Iowa Student Ln Liquidity Corp Rev Ser C.........   6.950    03/01/06     2,545,501
                                                                                 ------------
                                                                                    4,527,661
                                                                                 ------------
          KENTUCKY  3.7%
 10,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.500    02/01/20    10,971,400
 11,000   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................   7.125    02/01/21    11,893,750
  1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd).................   6.200    03/01/08     1,137,760
  1,500   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn KY
          Intl Arpt Ser A Rfdg (MBIA Insd).................   6.250    03/01/09     1,723,665
  1,315   Kentucky Hsg Corp Hsg Rev Ser B..................   6.250    07/01/28     1,416,255
                                                                                 ------------
                                                                                   27,142,830
                                                                                 ------------
          MAINE  2.1%
  2,650   Maine Muni Bd Bank Ser A Rfdg (MBIA Insd)........   5.800    11/01/20     2,845,517
  5,250   Maine St Hsg Auth Mtg Purch Ser D6...............   7.250    11/15/19     5,552,085
  6,755   Maine St Hsg Auth Mtg Purch Ser D6...............   7.250    11/15/22     7,133,955
                                                                                 ------------
                                                                                   15,531,557
                                                                                 ------------
          MARYLAND  0.9%
  1,270   Baltimore, MD Ctfs Partn Brd of Edl Admin Proj
          Ser A Rfdg (MBIA Insd) (a).......................   5.000    04/01/15     1,255,674
  4,925   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm Ser 7......................   7.300    04/01/25     5,312,401
                                                                                 ------------
                                                                                    6,568,075
                                                                                 ------------
          MASSACHUSETTS  2.9%
  2,975   Massachusetts Muni Wholesale Elec Co Pwr Supply
          Sys Rev Ser A (AMBAC Insd).......................   5.000    07/01/14     3,007,844
 12,685   Massachusetts St Cons Ln Ser D (Prerefunded @
          07/01/01)........................................   6.875    07/01/10    13,969,990
  2,410   Massachusetts St Hsg Fin Agy Residential Dev Ser
          C (FNMA Collateralized)..........................   6.875    11/15/11     2,639,071
  1,000   Massachusetts St Indl Fin Agy Rev Wentworth
          Institute Tech...................................   5.650    10/01/18     1,033,720
  1,000   Massachusetts St Wtr Res Auth Ser B (MBIA
          Insd)............................................   4.750    12/01/21       958,020
                                                                                 ------------
                                                                                   21,608,645
                                                                                 ------------
          MICHIGAN  5.4%
  3,015   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/17     1,119,017
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/18     1,073,478

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/19  $  1,007,781
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/22       858,148
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/23       813,374
  3,050   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Ser C1...........................................       *    07/01/24       770,948
  7,355   Detroit, MI Econ Dev Corp Res Recovery Rev Ser A
          (FSA Insd).......................................   6.875%   05/01/09     7,961,346
  3,500   Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
          Insd)............................................       *    06/01/15     1,565,515
  2,765   Grand Rapids, MI Downtown Dev Cap Apprec (MBIA
          Insd)............................................       *    06/01/16     1,168,130
  1,400   Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale
          Cmty Hlth Cent...................................   5.250    05/15/26     1,362,214
  2,500   Kalamazoo, MI Hosp Fin Auth Hosp Fac Rev Bronson
          Methodist Impt Rfdg (MBIA Insd)..................   5.875    05/15/26     2,692,825
    600   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Ser A Rfdg...................................   5.375    10/01/13       616,188
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/18     1,017,620
  2,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)..............................   5.500    10/01/27     2,028,600
 12,995   Michigan St Hosp Fin Auth Rev Sisters of Mercy
          Hlth Corp Ser J (Prerefunded @ 02/15/01).........   7.000    02/15/21    14,198,597
  1,400   Portage Lake, MI Wtr & Swr Auth Ser 3
          (Prerefunded @ 10/01/02).........................   7.750    10/01/20     1,629,292
                                                                                 ------------
                                                                                   39,883,073
                                                                                 ------------
          MINNESOTA  0.4%
  2,800   Minnesota Agricultural & Econ Dev Brd Rev
          Hlthcare Sys Fairview Hosp Ser A (MBIA Insd).....   5.750    11/15/26     3,009,692
                                                                                 ------------
          MISSISSIPPI  0.7%
  3,000   Medical Cent Edl Bldg Corp MS Rev Univ MS Med
          Cent Proj (Prerefunded @ 12/01/04) (MBIA Insd)...   5.900    12/01/23     3,365,250
  1,500   Mississippi Business Fin Corp MS Pollutn Ctl Rev
          Sys Energy Res Inc Proj (a)......................   5.875    04/01/22     1,500,840
                                                                                 ------------
                                                                                    4,866,090
                                                                                 ------------
          MISSOURI  1.5%
  4,000   Missouri St Hlth & Edl Fac Auth Rev BJC Hlth
          Sys..............................................   5.000    05/15/28     3,888,640
  6,800   Saint Louis, MO Indl Dev Auth Swg & Solid Waste
          Disp Fac Rev Anheuser-Busch Proj.................   5.750    12/01/27     7,247,712
                                                                                 ------------
                                                                                   11,136,352
                                                                                 ------------
          NEVADA  0.5%
  3,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd)................................   7.200    10/01/22     3,380,550
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW HAMPSHIRE  0.6%
$ 1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd)...............   6.300%   05/01/22  $  1,112,250
  1,500   New Hampshire St Hsg Fin Auth Single Family Rev
          Mtg Acquisition Ser B Rfdg.......................   6.100    07/01/28     1,590,435
  1,500   New Hampshire St Indl Dev Auth Rev Pollutn Ctl
          Pub Svcs Co of NH Proj Ser C.....................   7.650    05/01/21     1,603,005
                                                                                 ------------
                                                                                    4,305,690
                                                                                 ------------
          NEW JERSEY  5.6%
 25,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd).............................   5.900    03/15/21    28,502,750
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.000    07/01/06     2,259,700
 10,000   New Jersey St Hsg & Mtg Fin Agy Rev Hsg Ser A
          Rfdg.............................................   6.950    05/01/15    10,784,400
                                                                                 ------------
                                                                                   41,546,850
                                                                                 ------------
          NEW MEXICO  0.4%
  3,000   New Mexico St Hosp Equip Ln Council Hosp Rev Mem
          Med Ctr Inc Proj (a).............................   5.500    06/01/28     2,935,620
                                                                                 ------------
          NEW YORK  17.6%
  1,000   Long Island Pwr Auth NY Elec Sys Rev Genl (MBIA
          Insd) (a)........................................   5.000    04/01/07     1,058,030
  1,875   Long Island Pwr Auth NY Elec Sys Rev Genl (MBIA
          Insd) (a)........................................   5.000    04/01/08     1,979,438
  3,000   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
          (MBIA Insd)......................................   5.625    07/01/27     3,211,170
 12,155   Metropolitan Tran Auth NY Svcs Contract Commuter
          Fac Ser 5 Rfdg...................................   6.500    07/01/16    12,989,319
  2,000   Metropolitan Tran Auth NY Tran Fac Rev Svcs
          Contract Ser R Rfdg..............................   5.500    07/01/17     2,096,820
  3,000   New York City Indl Dev Agy Spl Fac United Airls
          Inc Proj.........................................   5.650    10/01/32     3,026,610
  3,410   New York City Ser A..............................   6.500    08/01/14     3,745,032
  1,590   New York City Ser A (Prerefunded @ 08/01/02).....   6.500    08/01/14     1,766,697
  1,740   New York City Ser A (Prerefunded @ 08/15/01).....   8.000    08/15/20     1,965,591
  2,500   New York City Ser A Rfdg.........................   7.000    08/01/05     2,903,675
  3,000   New York City Ser A Rfdg.........................   7.000    08/01/06     3,530,040
  2,355   New York City Ser C..............................   6.500    08/01/04     2,589,228
    545   New York City Ser C (Prerefunded @ 08/01/02).....   6.500    08/01/04       605,157
    210   New York City Ser C Subser C1....................   7.500    08/01/19       237,405
  8,290   New York City Ser C Subser C1 (Prerefunded @
          08/01/02)........................................   7.500    08/01/19     9,492,962
  1,850   New York City Ser G..............................   5.875    10/15/14     2,014,650
  5,000   New York City Ser I..............................   6.000    04/15/12     5,529,100
 10,000   New York City Tran Auth Tran Fac Livingston Plaza
          Proj Rfdg (FSA Insd).............................   5.400    01/01/18    10,622,700
  2,500   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd)........................   5.500    05/15/25     2,621,250
 13,500   New York St Dorm Auth Rev City Univ Sys Ser C....   7.500    07/01/10    16,648,740

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.625%   05/15/13  $  1,042,980
  2,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................   5.375    05/15/16     2,033,560
  2,170   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A............................................   5.750    08/15/10     2,383,463
  5,725   New York St Environmental Fac Corp Spl Oblig
          Riverbank State Park (Prerefunded @ 04/01/02)....   7.375    04/01/22     6,496,730
  5,000   New York St Hsg Fin Agy Svcs Contract Oblig Rev
          Ser A (Prerefunded @ 03/15/02)...................   7.375    09/15/21     5,667,250
  2,840   New York St Loc Govt Assistance Corp Ser E
          Rfdg.............................................   6.000    04/01/14     3,256,827
  3,000   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (Prerefunded @ 02/15/05) (AMBAC Insd)......   6.750    08/15/14     3,506,010
  5,875   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd).............   5.375    11/01/20     6,012,534
  2,500   New York St Mtg Agy Rev Homeowner Mtg Ser 54
          Rfdg.............................................   6.200    10/01/26     2,705,625
  1,500   New York St Urban Dev Corp Rev Proj Cent for Indl
          Innovation Rfdg..................................   5.500    01/01/13     1,609,335
  3,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/22     3,190,890
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd)......................   5.750    12/01/25     4,242,200
                                                                                 ------------
                                                                                  130,781,018
                                                                                 ------------
          NORTH CAROLINA  3.1%
 15,000   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          (MBIA Insd)......................................   6.000    01/01/12    17,208,300
  5,150   North Carolina Muni Pwr Agy No 1 Catawba Elec Rev
          Rfdg (FSA Insd)..................................   6.200    01/01/18     5,650,374
                                                                                 ------------
                                                                                   22,858,674
                                                                                 ------------
          OHIO  0.3%
  1,000   Ohio Hsg Fin Agy Mtg Rev Residential Ser A1 (GNMA
          Collateralized)..................................   6.150    03/01/29     1,071,860
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd
          Partn Proj Rfdg (AMBAC Insd).....................   6.375    04/01/29     1,113,750
                                                                                 ------------
                                                                                    2,185,610
                                                                                 ------------
          OKLAHOMA 3.6%
 17,475   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc..............................................   7.375    12/01/20    18,706,114
  7,500   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc..............................................   7.600    12/01/30     8,135,325
                                                                                 ------------
                                                                                   26,841,439
                                                                                 ------------
          OREGON  1.6%
  7,670   Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
          Family Mtg Proj Ser B............................   6.875    07/01/28     8,215,184
  3,300   Oregon St Vets Welfare Ser 76A...................   6.050    10/01/28     3,530,406
                                                                                 ------------
                                                                                   11,745,590
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA  5.6%
$ 2,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)............................   6.625%   01/01/22  $  2,722,975
  1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
          Francis Med Cent Proj............................   5.750    05/15/17     1,048,730
  2,900   Dauphin Cnty, PA Genl Auth Hlth Sys Rev Pinnacle
          Hlth Sys Proj Rfdg (MBIA Insd)...................   5.500    05/15/27     3,040,389
  4,780   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd).....       *    09/01/19     1,673,860
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly Med
          Rfdg (FHA Gtd)...................................   7.000    08/01/22     4,448,040
  1,905   Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd)............................................       *    09/15/16       781,145
  1,710   Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd)............................................       *    03/15/19       606,811
  1,735   Harrisburg, PA Cap Apprec Rfdg Ser F (AMBAC
          Insd)............................................       *    09/15/15       753,996
  1,385   Harrisburg, PA Cap Apprec Rfdg Ser F (AMBAC
          Insd)............................................       *    09/15/19       479,141
  7,000   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
          Ser E Rfdg (MBIA Insd)...........................   6.700    12/01/21     7,641,270
  1,000   Penn Hills, PA (FGIC Insd).......................   5.900    12/01/17     1,091,650
  1,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B (FHA Gtd)....................................   7.000    04/01/24     1,571,670
  2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          60A Rfdg.........................................   5.850    10/01/27     2,602,775
  3,000   Pennsylvania Hsg Fin Agy Single Family Ser 56A...   6.150    10/01/27     3,189,660
  1,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Bryn Mawr College (MBIA Insd)...........   5.625    12/01/27     1,066,520
  6,000   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
          Insd)............................................   6.250    07/01/08     6,674,580
  1,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
          Rev Temple Univ Hosp Ser A.......................   6.500    11/15/08     1,118,270
  1,000   State Pub Sch Bldg Auth PA Sch Rev Pittson Area
          Sch Dist Ser P (FSA Insd)........................   5.000    07/15/21       989,880
                                                                                 ------------
                                                                                   41,501,362
                                                                                 ------------
          RHODE ISLAND  0.2%
  1,500   Rhode Island Depositors Econ Protn Corp Spl Oblig
          Ser A (Prerefunded @ 08/01/02)...................   6.950    08/01/22     1,696,230
                                                                                 ------------
          SOUTH CAROLINA  0.4%
  2,700   Charleston Cnty, SC Solid Waste (MBIA Insd)......   6.000    01/01/14     2,971,512
                                                                                 ------------
          SOUTH DAKOTA  0.4%
  1,890   South Dakota Hsg Dev Auth Homeownership Mtg Ser
          C................................................   7.300    05/01/24     1,984,765
  1,000   South Dakota St Hlth & Edl Fac Auth Vocational Ed
          Pgm Ser A (AMBAC Insd)...........................   5.400    08/01/13     1,076,970
                                                                                 ------------
                                                                                    3,061,735
                                                                                 ------------
          TENNESSEE  1.0%
  6,646   Memphis, TN Hlth Edl & Hsg Fac Brd Mtg Rev
          Edgewater Terr Rfdg (FHA Gtd)....................   7.375    01/20/27     7,233,839
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          TEXAS  3.5%
$ 9,790   Alliance Arpt Auth Inc TX Spl Fac Rev American
          Airls Inc Proj...................................   7.500%   12/01/29  $ 10,497,719
  3,000   Brazos River Auth TX Rev Houston Inds Inc Proj
          Ser D Rfdg (MBIA Insd)...........................   4.900    10/01/15     3,039,600
  2,000   Coastal Bend Hlth Fac Dev Corp TX Incarnate Word
          Hlth Svcs Ser A (FSA Insd).......................   6.000    11/15/22     2,179,200
  3,000   Houston, TX Arpt Sys Rev Sub Lien Ser B (FGIC
          Insd) (a)........................................   5.000    07/01/25     2,903,250
  1,500   North Cent TX Hlth Fac Dev Hlth Fac C C Young Mem
          Proj.............................................   6.300    02/15/15     1,616,715
  6,000   Plano, TX Hlth Fac Dev Corp TX Hlth Res Sys Ser C
          (MBIA Insd)......................................   5.000    02/15/22     5,882,220
                                                                                 ------------
                                                                                   26,118,704
                                                                                 ------------
          UTAH  1.2%
  2,500   Intermountain Pwr Agy UT Pwr Supply Rev Ser A
          Rfdg (MBIA Insd) (a).............................   5.000    07/01/19     2,454,875
  2,500   Murray City, UT Hosp Rev Inc Hlth Svc Inc Rfdg
          (MBIA Insd)......................................   4.750    05/15/20     2,356,725
    965   Utah St Hsg Fin Agy Single Family Mtg Mezzanine
          Issue H1 (AMBAC Insd)............................   6.000    07/01/12     1,030,813
  2,340   Utah St Hsg Fin Agy Single Family Mtg Ser A2 (FHA
          Gtd).............................................   7.150    07/01/25     2,490,345
    670   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1
          (FHA Gtd)........................................   7.100    07/01/14       725,067
                                                                                 ------------
                                                                                    9,057,825
                                                                                 ------------
          VIRGINIA  0.7%
  3,000   Chesapeake Bay Brdg & Tunl VA Dist Rev Gen
          Resolution Rfdg (MBIA Insd)......................   5.500    07/01/25     3,277,950
  1,000   Henrico Cnty, VA Indl Dev Auth Pub Fac Lease Rev
          Henrico Cnty Regl Jail Proj......................   7.125    08/01/21     1,177,350
  1,000   Russell Cnty, VA Indl Dev Auth Pollutn Ctl Rev
          Appalachian Pwr Co Proj Ser H (MBIA Insd)........   5.000    11/01/21       988,550
                                                                                 ------------
                                                                                    5,443,850
                                                                                 ------------
          WASHINGTON  0.2%
  1,000   King Cnty, WA Ser B..............................   6.625    12/01/15     1,181,480
                                                                                 ------------
          WEST VIRGINIA  1.7%
  3,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................   6.850    06/01/22     3,320,550
  9,285   West Virginia St Hsg Dev Fd Hsg Fin Ser B (FHA
          Gtd).............................................   7.200    11/01/20     9,686,948
                                                                                 ------------
                                                                                   13,007,498
                                                                                 ------------
          WISCONSIN  1.2%
  2,000   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd)........................       *    12/15/18       728,740
  1,750   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd)........................       *    12/15/19       603,960
  2,000   Southeast WI Professional Baseball Park Dist
          Sales Tax Rev Ser A Rfdg (MBIA Insd).............   5.500    12/15/26     2,177,160
  1,500   Wisconsin St Hlth & Edl Facs Auth Rev Franciscan
          Sisters Christian Ser A..........................   5.500    02/15/18     1,518,120

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 2,000   Wisconsin St Hlth & Edl Facs Auth Rev Marquette
          Univ (MBIA Insd) (a).............................   4.750%   06/01/23  $  1,903,800
  2,000   Wisconsin St Hlth & Edl Facs Auth Rev Marquette
          Univ (MBIA Insd) (a).............................   4.750    06/01/28     1,892,140
                                                                                 ------------
                                                                                    8,823,920
                                                                                 ------------
          WYOMING  0.6%
  1,485   Wyoming Cmnty Dev Auth Hsg Rev Ser 2.............   6.350    06/01/29     1,600,028
  2,690   Wyoming Cmnty Dev Auth Hsg Rev Ser 4.............   6.550    06/01/28     2,900,170
                                                                                 ------------
                                                                                    4,500,198
                                                                                 ------------
          PUERTO RICO  0.8%
  4,485   Puerto Rico Comwlth Aqueduct & Swr Auth Rev
          Rfdg.............................................   5.000    07/01/15     4,506,887
  1,110   Puerto Rico Comwlth Ser A Rfdg...................   6.000    07/01/14     1,192,095
                                                                                 ------------
                                                                                    5,698,982
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  100.9%
  (Cost $675,289,588)..........................................................   748,345,706
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)..................................    (6,705,311)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $741,640,395
                                                                                 ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $675,289,588).......................    $748,345,706
Receivables:
  Interest..................................................      13,556,820
  Investments Sold..........................................       9,180,441
Other.......................................................           3,712
                                                                ------------
      Total Assets..........................................     771,086,679
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      25,640,480
  Custodian Bank............................................       2,338,771
  Income Distributions -- Common and Preferred Shares.......         651,652
  Investment Advisory Fee...................................         411,396
  Administrative Fee........................................         126,584
  Affiliates................................................          15,045
Accrued Expenses............................................         163,156
Trustees' Deferred Compensation and Retirement Plans........          99,200
                                                                ------------
      Total Liabilities.....................................      29,446,284
                                                                ------------
NET ASSETS..................................................    $741,640,395
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 5,300 issued with liquidation preference of
  $50,000 per share)........................................    $265,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................         270,131
Paid in Surplus.............................................     399,318,038
Net Unrealized Appreciation.................................      73,056,118
Accumulated Net Realized Gain...............................       2,568,463
Accumulated Undistributed Net Investment Income.............       1,427,645
                                                                ------------
      Net Assets Applicable to Common Shares................     476,640,395
                                                                ------------
NET ASSETS..................................................    $741,640,395
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($476,640,395 divided
  by 27,013,149 shares outstanding).........................    $      17.64
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $43,998,166
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      4,794,769
Administrative Fee..........................................      1,475,314
Preferred Share Maintenance.................................        702,716
Custody.....................................................         46,226
Trustees' Fees and Expenses.................................         42,609
Legal.......................................................         16,232
Other.......................................................        391,452
                                                                -----------
    Total Expenses..........................................      7,469,318
                                                                -----------
NET INVESTMENT INCOME.......................................    $36,528,848
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 2,635,814
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     64,193,344
  End of the Period.........................................     73,056,118
                                                                -----------
Net Unrealized Appreciation During the Period...............      8,862,774
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $11,498,588
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $48,027,436
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                               Year Ended          Year Ended
                                                         October 31, 1998    October 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................        $ 36,528,848        $ 36,992,907
Net Realized Gain....................................           2,635,814           2,406,978
Net Unrealized Appreciation During the Period........           8,862,774          17,548,354
                                                             ------------        ------------
Change in Net Assets from Operations.................          48,027,436          56,948,239
                                                             ------------        ------------
Distributions from Net Investment Income:
  Common Shares......................................         (27,077,989)        (28,227,823)
  Preferred Shares...................................          (9,121,751)         (9,506,511)
                                                             ------------        ------------
                                                              (36,199,740)        (37,734,334)
                                                             ------------        ------------
Distributions from Net Realized Gain on Investments:
  Common Shares......................................          (1,638,685)                -0-
  Preferred Shares...................................            (565,331)                -0-
                                                             ------------        ------------
                                                               (2,204,016)                -0-
                                                             ------------        ------------
Total Distributions..................................         (38,403,756)        (37,734,334)
                                                             ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................           9,623,680          19,213,905

NET ASSETS:
Beginning of the Period..............................         732,016,715         712,802,810
                                                             ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,427,645
  and $1,098,537, respectively)......................        $741,640,395        $732,016,715
                                                             ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS
  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                         January 24, 1992
                                                                                          (Commencement
                                              Year Ended October 31                       of Investment
                            ----------------------------------------------------------    Operations) to
                              1998      1997      1996      1995      1994      1993     October 31, 1992
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period (a)........   $17.288   $16.577   $16.579   $15.032   $17.954   $15.557            $14.792
                            --------   -------   -------   -------   -------   -------            -------
 Net Investment Income....     1.352     1.370     1.381     1.415     1.432     1.454              1.010
 Net Realized and
   Unrealized Gain/Loss...      .426      .738      .109     1.652    (2.842)    2.424               .550
                            --------   -------   -------   -------   -------   -------            -------
Total from Investment
 Operations...............     1.778     2.108     1.490     3.067    (1.410)    3.878              1.560
                            --------   -------   -------   -------   -------   -------            -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders.........     1.003     1.045     1.140     1.140     1.140     1.085               .595
   Common Share Equivalent
     of Distributions Paid
     to Preferred
     Shareholders.........      .337      .352      .352      .380      .305      .287               .200
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders.........      .061       -0-       -0-       -0-      .056      .083                -0-
   Common Share Equivalent
     of Distributions Paid
     to Preferred
     Shareholders.........      .021       -0-       -0-       -0-      .011      .026                -0-
                            --------   -------   -------   -------   -------   -------            -------
Total Distributions.......     1.422     1.397     1.492     1.520     1.512     1.481               .795
                            --------   -------   -------   -------   -------   -------            -------
Net Asset Value, End of
 the Period...............   $17.644   $17.288   $16.577   $16.579   $15.032   $17.954            $15.557
                            ========   =======   =======   =======   =======   =======            =======
Market Price Per Share at
 End of the Period........   $17.000   $16.125   $15.813   $15.750   $14.000   $17.375            $14.875
Total Investment Return at
 Market Price (b).........    12.40%     8.92%     7.84%    21.15%   (13.12%)   25.40%              3.08%*
Total Return at Net Asset
 Value (c)................     8.39%    10.94%     7.12%    18.51%    (9.99%)   23.53%              7.68%*
Net Assets at End of the
 Period (In millions).....   $ 741.6   $ 732.0   $ 712.8   $ 712.9   $ 671.1   $ 750.0            $ 685.2
Ratio of Expenses to
 Average Net Assets
 Applicable to Common
 Shares**.................     1.58%     1.60%     1.62%     1.68%     1.63%     1.59%              1.54%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares (d)........     5.80%     6.06%     6.24%     6.55%     6.79%     6.87%              6.71%
Portfolio Turnover........       29%       40%       30%       15%       20%       20%                37%*
* Non-annualized
** Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares...................     1.01%     1.01%     1.02%     1.04%     1.03%     1.01%              1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals, formerly known as Van Kampen American Capital Trust for Investment Grade Municipals, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security Transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1998
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses from wash sales.

    At October 31, 1998, for federal income tax purposes cost of long-term investments is $675,357,000, the aggregate gross unrealized appreciation is $73,036,952 and the aggregate gross unrealized depreciation is $48,246, resulting in a net unrealized appreciation on long-term investments of $72,988,706.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1998, 99.82% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust designated and paid a 28% rate gain distribution of $999,145 and a 20% rate gain distribution of $561,277. In January, 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $10,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1998
--------------------------------------------------------------------------------

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $183,100 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $215,323,163 and $212,916,894, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--The Trust may invest in futures contracts. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the

                                October 31, 1998
--------------------------------------------------------------------------------

Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

B. INDEXED SECURITIES--These instruments, if held, are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on the preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 5,300 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 1,500 shares each while Series D contains 800 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. The average rate in effect on October 31, 1998, was 3.367%. During the year ended October 31, 1998, the rates ranged from 3.330% to 4.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. CAPITAL GAIN DISTRIBUTION

On December 3, 1998, the Trust declared a capital gain of $0.0733 per common share, of which $0.0298 is long-term and $0.0435 is short-term, to common shareholders of record on December 15, 1998. The gain will be payable on December 31, 1998.

                                October 31, 1998
--------------------------------------------------------------------------------

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position our business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust but we do not anticipate that the move to Year 2000 will have a material impact on our ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Trust for Investment Grade Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Municipals as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 1, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and the selection of independent public accountants.

1) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                         # OF SHARES
                                                     -------------------
                                                     IN FAVOR   WITHHELD
------------------------------------------------------------------------
Theodore A. Myers...................................   4,734        2

2) With regard to the election of the following trustees by common shareholders of the trust:

                                                      # OF SHARES
                                                 ---------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Don G. Powell..................................  24,907,647   304,230
Hugo F. Sonnenschein...........................  24,888,608   323,269

The other trustees of the Trust whose terms did not expire in 1998 are David C. Arch, Rod Dammeyer, Howard J Kerr, Dennis J. McDonnell, Steven Muller and Wayne
W. Whalen.

3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 24,878,806 shares voted in favor of the proposal, 105,860 shares voted against, and 231,948 shares abstained.